UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34470	20-5001120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue
	Suite 725	60654
	Chicago, Illinois	(Zip Code)
(Address of principal executive offices)

(800) 354-7993
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001	ECHO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on September 9, 2021, Echo Global Logistics, Inc., a Delaware corporation (“Echo” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among, Einstein Midco, LLC, a Delaware limited liability company (“Parent”), Einstein Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, providing for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are owned and controlled by funds managed by The Jordan Company, L.P.

On November 19, 2021, Echo held a virtual special meeting of stockholders (the “Special Meeting”) to consider and vote upon several matters in connection with the proposed acquisition of Echo by Parent by way of the Merger pursuant to the Merger Agreement. A total of 26,630,895 shares of Echo’s common stock were entitled to vote as of the close of business of October 20, 2021, the record date for the Special Meeting, of which a quorum of 21,503,957 shares was virtually present in person or represented by proxy at the Special Meeting. At this Special Meeting, holders of Echo common stock were requested to vote upon: (1) the approval of the Merger Agreement (the “Merger Proposal”), and (2) the approval, on an advisory and non-binding basis, of specified compensation that may become payable to the Echo named executive officers in connection with the Merger (the “Compensation Proposal”), such proposals are described in more detail in the definitive proxy statement filed with the Securities and Exchange Commission on October 21, 2021. As there were sufficient affirmative stockholder votes at the time of the Special Meeting to approve the Merger Proposal, the proposal to approve one or more adjournments of the Special Meeting, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies if Echo had not obtained sufficient affirmative stockholder votes at the time of the Special Meeting, was rendered moot and was not submitted for a vote. The following actions were taken by Echo’s stockholders with respect to each of the foregoing items presented for a vote at the Special Meeting:

Proposal 1. Echo’s stockholders approved the Merger Proposal. The table below sets forth the voting results.

FOR	AGAINST	ABSTAIN
21,473,945	2,874	27,138

Proposal 2. Echo’s stockholders approved the Compensation Proposal. The table below sets forth the voting results.

FOR	AGAINST	ABSTAIN
18,909,991	1,291,098	1,302,868

Item 8.01

On November 19, 2021, Echo issued a press release announcing the results of the Special Meeting, a copy of which is attached hereto as Exhibits 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are included with this report:

Exhibit No.	Description
99.1	Press Release of Echo dated as of November 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: November 19, 2021	By:	/s/ Peter M. Rogers
	Name:	Peter M. Rogers
	Title:	Chief Financial Officer